April 6, 2010

Supplement

SUPPLEMENT DATED APRIL 6, 2010 TO THE PROSPECTUS OF
MORGAN STANLEY EUROPEAN EQUITY FUND INC.
Dated February 26, 2010

The section of the Prospectus entitled "Fund Summary—Investment Adviser and Sub-Adviser—Portfolio Managers." is hereby deleted and replaced with the following:

The Fund is managed by members of the European Equity team. Information about the current members of the European Equity team jointly and primarily responsible for the day-to-day management of the Fund's portfolio is shown below:

Name	Title with Sub-Adviser	Date Began Managing Fund
Matthew Leeman	Managing Director	December 2006
Riccardo Bindi	Executive Director	December 2006
Jonathan Day	Executive Director	December 2006
Jaymeen Patel	Vice President	April 2010*

* Joined the European Equity team in December 2006 as a research analyst.

The third, fourth and fifth paragraphs under the section of the Prospectus entitled "Fund Details—Fund Management" are hereby deleted and replaced with the following:

The Fund is managed by members of the European Equity team. The European Equity team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Matthew Leeman, Riccardo Bindi, Jonathan Day and Jaymeen Patel.

Mr. Leeman has been associated with the Sub-Adviser in an investment management capacity in December 2006. Prior to December 2006, Mr. Leeman was Co-Head of European Equities at Société Générale Asset Management. Mr. Bindi has been associated with the Sub-Adviser in an investment management capacity in December 2006. Prior to December 2006, Mr. Bindi was a portfolio manager at Société Générale Asset Management. Mr. Day has been associated with the Sub-Adviser in an investment management capacity since December 2006. Prior to December 2006, Mr. Day was a portfolio manager at Société Générale Asset Management. Mr. Patel has been associated with the Sub-Adviser since May 1998; prior to December 2006 as a research analyst and in an investment management capacity since December 2006.

Mr. Leeman is the lead manager of the Fund. All members collaborate to manage the assets for the Fund. Messrs. Leeman, Bindi, Day and Patel are responsible for the execution of the overall strategy of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

EUGSPT 4/10

April 6, 2010

Supplement

SUPPLEMENT DATED APRIL 6, 2010 TO THE
STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY EUROPEAN EQUITY FUND INC.
Dated February 26, 2010

The section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services—G. Fund Management—Other Accounts Managed by the Portfolio Managers" is hereby deleted and replaced with the following:

Other Accounts Managed by Portfolio Managers at October 31, 2009 (unless otherwise indicated):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Matthew Leeman	2	$360.4 million	5	$471.3 million	2	$110.6 million
Ricardo Bindi	2	$360.4 million	5	$471.3 million	2	$110.6 million
Jonathan Day	2	$360.4 million	5	$471.3 million	2	$110.6 million
Jaymeen Patel	2	$360.4 million	5	$471.3 million	2	$110.6 million

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or they may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser and/or Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser's and/or Sub-Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser and/or Sub-Adviser manage accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser and/or Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser and Sub-Adviser have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

The section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services—G. Fund Management—Securities Ownership of Portfolio Managers" is hereby deleted and replaced with the following:

As of October 31, 2009, the dollar range of Fund shares beneficially owned by the portfolio managers in the Fund is shown below:

Matthew Leeman:	$10,001 - $50,000
Ricardo Bindi:	$10,001 - $50,000
Jonathan Day:	$1 - $10,000
Jaymeen Patel:	None*

*  Not included in the table above, the portfolio manager has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.